EXHIBIT 10.10

REGISTRATION RIGHTS AGREEMENT

Dated as of June 15, 2006

By and Between

FIRST CALIFORNIA FINANCIAL GROUP, INC.

and

THE STOCKHOLDERS LISTED ON THE SIGNATURE PAGE HERETO

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 15, 2006 is by and among FIRST CALIFORNIA FINANCIAL GROUP, INC., a Delaware corporation (the “Company”), John W. Birchfield, a natural person residing in the state of California (“John Birchfield”), James O. Birchfield , a natural person residing in the state of California (“James Birchfield”, and together with John Birchfield, the “Birchfield Parties”), James O. Pohlad, a natural person residing in the state of Minnesota (“James Pohlad”), Robert C. Pohlad, a natural person residing in the state of Minnesota (“Robert Pohlad”), William M. Pohlad, a natural person residing in the state of Minnesota (“William Pohlad”), Carl R. Pohlad Revocable Trust No. 1 UTA dated June 28, 1991 (“Pohlad Trust 1”), and Carl R. Pohlad Revocable Trust No. 2 dated May 28, 1993 (“Pohlad Trust 2”, and together with, James Pohlad, Robert Pohlad, William Pohlad and Pohlad Trust 1, the “Pohlad Parties”).

RECITALS

WHEREAS, pursuant to a Registration Rights Agreement, dated June 30, 1997 (the “Pohlad Registration Rights Agreement”), between National Mercantile Bancorp, a California corporation (“NMB”), and certain affiliates of the Pohlad Parties, such affiliates of the Pohlad Parties were given registration rights with respect to shares of NMB Common Stock issuable upon conversion of shares of 6.5% Series A Noncumulative Convertible Perpetual Preferred Stock of NMB (the “NMB Series A Preferred”) purchased by such affiliates of the Pohlad Parties from NMB pursuant to the Letter Agreement dated as of February 6, 1997 (together with the First Amendment to the Letter Agreement dated as of April 30, 1997) between NMB and certain affiliates of the Pohlad Parties;

WHEREAS, the certain affiliates of the Pohlad Parties, through a series of transactions, transferred the NMB Series A Preferred to the Pohlad Parties including the registration rights contained in the Pohlad Registration Rights Agreement with respect to shares of NMB Common Stock issuable upon conversion of the NMB Series A Preferred;

WHEREAS, the NMB Series A Preferred so purchased by the Pohlad Parties has been converted into shares of NMB Common Stock (the “NMB Pohlad Common”);

WHEREAS, pursuant to the Series B Convertible Perpetual Preferred Stock Purchase Agreement, dated as of December 31, 2001, by and among the Company, James O. Pohlad, Robert C. Pohlad and William M. Pohlad, the Pohlad Registration Rights Agreement was extended to shares of NMB Preferred Stock purchased by certain of the Pohlad Parties (the “NMB Pohlad Preferred”);

WHEREAS, pursuant to a Registration Rights Agreement, dated as of September 30, 2005 (the “James Birchfield Registration Rights Agreement”), between FCB Bancorp, a California corporation (“FCB”), and James Birchfield, James Birchfield was given registration rights with respect to shares of FCB Common Stock (the “James Birchfield Common”) purchased pursuant to a Subscription Agreement, dated June 15, 2005, between FCB and James Birchfield;

WHEREAS, pursuant to a Registration Rights Agreement, dated as of September 30, 2005 (the “John Birchfield Registration Rights Agreement” and, together with the Pohlad Registration Rights Agreement and the James Birchfield Registration Rights Agreement, the “Registration Rights Agreements”), between FCB and John Birchfield, John Birchfield was given registration rights with respect to shares of FCB Common Stock (such common stock, together with the James Birchfield Common, the “FCB Birchfield Common”) purchased pursuant to a Subscription Agreement, dated June 15, 2005, between FCB and John Birchfield;

WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of June 15, 2006, between FCB, NMB and the Company (the “Merger Agreement”), each of NMB and FCB will merge with and into the Company, with the Company as the surviving entity, and all of the outstanding shares of NMB Common Stock and FCB Common Stock will be converted into the right to receive shares of Common Stock; and

WHEREAS, it is the intent of the parties to this Agreement that, subject to the consummation and upon the effectiveness of the Mergers, this Agreement shall supersede in all respects the Registration Rights Agreements.

NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

SECTION 1

Certain Definitions

SECTION 1.1 Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Merger Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

“Birchfield Initiating Holders” shall mean any of the Birchfield Parties who in the aggregate are a Holder or Holders, as the case may be, of a majority of the Registrable Securities then currently held by the Birchfield Parties as a whole.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

“Holder” and “Holders” shall mean any person or persons holding Registrable Securities and transferees qualifying under Section 8.2 hereof.

The term “Person” shall mean a corporation, association, limited liability company, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Pohlad Initiating Holders” shall mean any of the Pohlad Parties who in the aggregate are a Holder or Holders, as the case may be, of a majority of the Registrable Securities then currently held by the Pohlad Parties as a whole.

“Registrable Securities” shall mean the shares of Common Stock as hereafter may be issued or are issuable (i) in the applicable Merger in respect of the NMB Pohlad Common or the FCB Birchfield Common, as the case may be, and (ii) upon conversion of the shares of Surviving Corporation Preferred Stock as hereafter may be issued or are issuable in the Reincorporation Merger in respect of the NMB Pohlad Preferred and any securities of the Company issued successively in exchange for or in respect of any of the foregoing shares of Common Stock, whether as a result of any successive stock split or reclassification of, or stock dividend on, any of the foregoing or otherwise; provided, however, that such shares of Common Stock or securities shall cease to be Registrable Securities when (i) a registration statement registering such shares of Common Stock or securities, as the case may be, under the Securities Act has been declared effective and such shares of Common Stock or securities, as the case may be, have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement or (ii) such shares of Common Stock or securities, as the case may be, are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such shares of Common Stock or securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

“Selling Shareholder” shall have the meaning assigned to such term in Section 2.2(a) of this Agreement.

SECTION 2

Registration Under the Securities Act

SECTION 2.1 Demand Registrations. If the Company shall receive a written request therefor from the Pohlad Initiating Holders or the Birchfield Initiating Holders, the Company shall prepare and file as soon as practicable a registration statement under the Securities Act covering the shares of Registrable Securities which are the subject of any such request and shall use its reasonable best efforts to cause such registration statement to become effective; provided such registration statement covers Registrable Securities representing not less than 25% of the Registrable Securities held by the Birchfield Parties or the Pohlad Parties, as the case may be, immediately following the Primary Merger Effective Time (and including, for the Pohlad Parties, any Registrable Securities issuable in respect of shares of Surviving Corporation Preferred Stock held by any Pohlad Parties at such time) (the “Minimum Share Amount”); and, provided, further, that each of the Pohlad Parties and the Birchfield Parties, respectively, may not make more than one such request in any 12-month period. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other Holders that such registration is to be effected. The Company shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register by such other record holders within 30 days after the delivery of the Company’s written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective two registration statements pursuant to this Section 2.1 with respect to each of (i) the Pohlad Parties taken as a whole and (ii) the Birchfield Parties taken as a whole. In the event that the Holders of a majority of the Registrable Securities for which registration has been requested pursuant to this Section 2.1 determine for any reason not to proceed with a registration at any time before a registration statement has been declared effective by the Commission, and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the Registrable Securities covered thereby, and the Holders of such Registrable Securities agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the Registration Fees incurred by it attributable to the registration of such Registrable Securities, then the Holders of such Registrable Securities shall not be deemed to have exercised their right to require the Company to register Registrable Securities pursuant to this Section 2.1. If, at the time any written request for registration is received by the Company pursuant to this Section 2.1, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 2.2 hereof rather than this Section 2.1, and the rights of the Holders of Registrable Securities covered by such written request shall be governed by Section 2.2 hereof. Without the written consent of the Holders of a majority of the Registrable Securities for which registration has been requested pursuant to this Section 2.1, neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or require the exclusion of any portion of the Registrable Securities to be registered. In addition, in the event of a registration effected pursuant to this Section 2.1, and any managing underwriter shall advise the Company and the Holders which have requested registration in writing that, in its opinion, the inclusion in the registration statement of some or all of the securities sought to be registered by such Holders creates a substantial risk that the price per security such Holders will derive from such registration will be materially and adversely affected, or that the number of securities sought to be registered is too large a number to be reasonably sold, then the Company will include in such registration statement securities of each such Holders, pro rata in proportion to the aggregate number of Registrable Securities owned by each such Holder (including any shares then issuable upon conversion of any Surviving Corporation Preferred Stock owned by any such Holder) relative to the aggregate number of all Registrable Securities owned by all Holders requesting registration (including any shares then issuable upon conversion of any Surviving Corporation Preferred Stock owned by any such Holder).

Notwithstanding any of the foregoing, if the Company shall furnish to the Holders participating in such registration a certificate signed by the President of the Company stating that in the good faith judgment of the

Board of Directors, it would be seriously detrimental, based on the Company’s own material financing plans or the need for confidentiality due to a pending material transaction, for the Company to proceed with such registration and it is therefor essential to defer such registration, the Company shall have the right to defer action under this Section 2.1 for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12 month period with respect to each of the Pohlad Parties’ and the Birchfield Parties’ registration requests under this Section 2.1.

SECTION 2.2 “Piggy-Back” Registrations.

(a) If, at any time, the Company proposes to register any of its securities under the Securities Act on a registration statement (other than a registration statement on a form that does not permit the inclusion of shares by its security holders) for purposes of an offering or sale by or on behalf of the Company for its own account (a “primary offering”), or upon the request or for the account of any securityholder (a “secondary offering”), or for purposes of a combined primary and secondary offering (a “combined offering”), then each such time the Company shall, at least ten (10) business days prior to the time when any such registration statement is filed with the Commission, give prompt written notice to the Holders of its intention to do so. Such notice shall specify, at a minimum, the number and class of securities so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of any Holder or Holders, given within five (5) business days following the receipt by such Holder of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by such Holder, and the intended method of distribution thereof), the Company shall include in such registration statement any or all of the Registrable Securities then held by such Holder requesting such registration (such Holder, together with any other security holder of the Company including shares in such registration statement, being referred to hereafter as a “Selling Shareholder”) to the extent necessary to permit the sale or other disposition of such Registrable Securities as such Holder has so directed the Company to be so registered.

(b) In the event that the Company proposes to register securities for purposes of a primary offering or in the event of a proposed combined offering, and any managing underwriter shall advise the Company and the Selling Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the securities sought to be registered by such Selling Shareholders creates a substantial risk that the price per security the Company will derive from such registration will be materially and adversely affected, or that the number of securities sought to be registered (including any securities sought to be registered by the Selling Shareholders) is too large a number to be reasonably sold, then the Company will include in such registration statement such number of securities as the Company and such Selling Shareholders are so advised can be sold in such offering without such an effect (the “Maximum Number”), as follows and in the following order of priority: (A) first, such number of securities of the Company as the Company, in its reasonable judgment and acting in good faith and in accordance with sound financial practice, shall have determined to sell for its account and (B) second, if and to the extent that the number of securities to be registered under clause (A) is less than the Maximum Number, securities of each Selling Shareholder (including, without limitation, Registrable Securities), pro rata in proportion to the number sought to be registered by such Selling Shareholder relative to the number sought to be registered by all the Selling Shareholders; provided that, in the event of any reduction pursuant to this clause (B) in the aggregate number of securities requested to be registered by the Birchfield Parties and the Pohlad Parties (after giving effect to such reduction, the “Remaining Securities”), the Company will allocate and include in the registration statement the Remaining Securities, pro rata in proportion to the aggregate number of Registrable Securities owned by each such Holder (including any shares then issuable upon conversion of any Surviving Corporation Preferred Stock owned by any such Holder) relative to the aggregate number of all Registrable Securities owned by all such Holders requesting registration (including any shares then issuable upon conversion of any Surviving Corporation Preferred Stock owned by any such Holder).

(c) In the event that the Company proposes to register securities for purposes of a secondary offering, upon the request or for the account of any shareholder (other than a Holder) thereof (each a “Requesting Shareholder”), and any managing underwriter shall advise the Requesting Shareholder or Shareholders and the Selling Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the securities sought to be registered by the Requesting Shareholders and the Selling Shareholders creates a substantial risk that the price per security that such Requesting Shareholder or Shareholders and such Selling Shareholders will derive from such registration will be materially and adversely affected or that the number of securities sought to be registered (including any securities sought to be registered at the instance of the Requesting Shareholder or Shareholders and those sought to be registered by the Selling Shareholders) is too large a number to be reasonably sold, the Company will include in such registration statement such number of securities as the Requesting Shareholders and the Selling Shareholders are so advised can reasonably be sold in such offering, or can be sold without such an effect, pro rata in proportion to the number of the securities sought to be registered by all such parties.

(d) Nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration initiated by it; provided, however, that if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company’s decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those Selling Shareholders who wish to proceed with a public offering of their securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed.

(e) Any Holder of Registrable Securities who has notified the Company to include any securities in a registration statement pursuant to Section 2.2 hereof shall have the right to withdraw any or all of the securities designated for registration thereby by giving written notice to such effect to the Company at least three business days prior to the anticipated effective date of such registration statement. In the event of any such withdrawal, the Company shall amend such registration statement and take such other actions as may be necessary so that such Registrable Securities of such Holder are not included in the applicable registration and not sold pursuant thereto, and such Registrable Securities shall continue to be Registrable Securities in accordance herewith. No such withdrawal shall affect the obligations of the Company with respect to Registrable Securities not so withdrawn.

SECTION 3

Registration Procedures.

If and whenever the Company is required by the provisions of Sections 2.1 or 2.2 to effect the registration of any Registrable Securities under the Securities Act, the Company will:

(a) Prepare and file with the Commission a registration statement with respect to the Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective; for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed six months from the effective date.

(b) Prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed six months from the effective date;

(c) Furnish to each Holder participating in such registration and to the underwriters of the Registrable Securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such Registrable Securities;

(d) Use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders and underwriters may reasonably request and (ii) do any and all other acts and things that may be necessary or proper to enable the Holders or underwriters to consummate the public offering of the Registrable Securities; provided, that the Company shall not be required to execute a general consent to service of process in any jurisdiction or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e) Notify the Holders participating in such registration, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(f) Notify the Holders promptly of any request by the Commission for the amendment of or supplement to such registration statement or prospectus or for additional information;

(g) Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holder;

(h) Prepare and promptly file with the Commission and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(i) Advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(j) Not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such Holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy (in substantially final form) at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

(k) At the request of any such Holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder(s) making such request, in which opinion such counsel shall state that:

(i) such registration statement has become effective under the Securities Act;

(ii) to the best of such counsel’s knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

(iii) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and statistical data contained therein);

(iv) such counsel does not know of any material legal or governmental proceedings, pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as Exhibits to the registration statement, which are not described or filed as required; and

(v) covering such other matters of law as such underwriter may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder(s) making such request, covering such matters as such underwriters and Holder(s) may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and schedules of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

SECTION 4

Expenses

With respect to one registration pursuant to Section 2.1 of this Agreement by each of the Pohlad Initiating Parties and the Birchfield Initiating Parties (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of the requesting Holders and except as provided in the following sentence) and with respect to each inclusion of Registrable Securities in a registration pursuant to Section 2.2 hereof (except as otherwise provided in Section 2.2 with respect to registrations initiated by the Company but as to which the Company has determined not to proceed), the Company shall bear all expenses of each such registration (the “Registration Fees”). The Company shall pay the Registration Fees of any other registration requested pursuant to Section 2.1 if any Holder requesting participation in the first registration pursuant to Section 2.1 was not afforded the opportunity to sell all Registrable Securities that were the subject of the first such request by either the Pohlad Initiating Holders or the Birchfield Initiating Holders, as the case may be, by reason of the operation of any other right to register securities to which the Company is subject. For purposes of this Section 4, Registration Fees shall mean all expenses incurred by the Company in complying with this Agreement including, without limitation, all registration, filing and NASD fees, exchange listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter (if the Company and/or the selling securityholders are required to bear such expenses), fees and disbursements (not to exceed $25,000) of one counsel selected by the participating Holders to represent such Holders as a class, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, the expense of any special audits incident to or required by any such registration, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel for a selling Holder that do not represent the participating Holders as a class, accountants for a selling Holder, underwriting discounts and underwriting commissions relating to the Registrable Securities to be sold by such Holders shall be borne by the participating Holders.

SECTION 5

Indemnification

In the event that any shares of Registrable Securities are included in a registration statement pursuant to Sections 2.1 or 2.2:

SECTION 5.1 The Company will indemnify and hold harmless each Holder whose shares of Registrable Securities are included in a registration statement pursuant to the provisions of this Agreement, its directors and officers, and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse each such person with respect to, any and all loss, damage, liability, cost and expense to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holders, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

SECTION 5.2 Each Holder whose Registrable Securities are included in a registration statement pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, its directors and officers, any controlling person, any other participating Holder, its officers, directors, partners, legal counsel and accountants and any underwriter from and against, and will reimburse each such person with respect to, any and all loss, damage, liability, cost or expense to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof.

SECTION 5.3 Promptly after receipt by an indemnified party pursuant to the provisions of Section 5.1 or 5.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

SECTION 5.4 If the indemnification provided for in Sections 5.1 and 5.2 above is unavailable or insufficient to hold harmless an Indemnified Party under Sections 5.1 and 5.2 above, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Sections 5.1 and 5.2 above, in such proportion as is appropriate to reflect the relative fault of the respective parties in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any holder and each party’s relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any action or claim which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 6

Exception to Registration Obligations.

The Company shall not be obligated to honor a demand to register its Registrable Securities under this Agreement if all such Registrable Securities which could be registered pursuant to such demand are otherwise eligible for immediate sale by the Holders under paragraph (k) of Rule 144.

SECTION 7

Certain Limitations in Connection with Existing and Future Grants of Registration Rights.

From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights, unless such agreement:

(i) includes a provision that, in the case of a public offering involving an underwritten registered offering under Section 2.2, confirms the rights of the Holders to include Registrable Securities in such offering pursuant to this Agreement; and

(ii) such new registration rights are subordinate to the registration rights granted hereunder.

SECTION 8

Miscellaneous

SECTION 8.1 Governing Laws. This Agreement shall be governed by and construed under the internal laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

SECTION 8.2 Successors and Assigns. The rights hereunder of a Holder may be transferred or assigned in connection with a sale or transfer of Shares or shares of Registrable Securities; provided if such sale or transfer involves persons other than affiliates of a Holder, such transferee acquires at least the Minimum Share Amount with respect to the Pohlad Parties measured as of immediately following the Primary Merger Effective Time. Any assignment of rights hereunder in accordance with the preceding sentence shall be effective only if written notice of such assignment, identifying the name and address (for purposes of Section 8.11 hereof) of such assignee, is given to the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

SECTION 8.3 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

SECTION 8.4 Entire Agreement. This Agreement, the exhibits hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between any of the parties with respect hereto and thereto including without limitation the Registration Rights Agreements. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

SECTION 8.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

SECTION 8.6 Other Remedies. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

SECTION 8.7 Amendment and Waivers. Any term or provisions of this Agreement requiring performance by or binding upon the Company or Holder may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company, and the Holders of at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder (including permitted assigns pursuant to Section 8.1 hereof). The waiver by a party of any breach hereof or default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

SECTION 8.8 Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The representations, warranties, covenants and agreements of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Holder.

SECTION 8.9 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in a similar breach of default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach of default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

SECTION 8.10 Notices. Whenever any party hereto desires or is required to give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be deemed to be valid and duly given for all proposes when hand-delivered, or five (5) business days after it is deposited in the mail if marked for registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

Company:	National Mercantile Bancorp 1840 Century Park East Los Angeles, California 90067 Attention: Executive Vice President

Holders:	If to the Pohlad Parties: 60 South Sixth Street, Suite 3800 Minneapolis, Minnesota 55402 If to the Birchfield Parties: First California Bank 1100 Paseo Camarillo Camarillo, CA 93010 Attn: C.G. Kum

Any party may change its address for such communications by giving notice thereof to the Company in conformity with this Section 8.10.

SECTION 8.11 Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any Section shall include a reference to every Section the number of which begins with the number of the Section to which reference is specifically made (e.g., a reference to Section 3 shall include a reference to Sections 3.1 through 3.4 inclusive). The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. A reference to a Section means a Section of this Agreement, unless the context expressly otherwise requires.

SECTION 8.12 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

SECTION 8.13 Effectiveness. While the parties intend to be legally bound hereby, the rights and obligations of the respective parties with respect to the registration of Registrable Securities shall be effective from and after the occurrence of the Primary Merger Effective Time. Upon the effectiveness of this Agreement, the Registration Rights Agreements shall terminate with no further rights or obligations of the parties thereunder. This Agreement shall terminate automatically upon termination of the Merger Agreement in accordance with its terms.

(Signatures on Following Page)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

By:	/s/ SCOTT MONTGOMERY
Name:	Scott Montgomery
Title:	President and Chief Executive Officer

By:	/s/ JOSEPH N. COHEN
Name:	Joseph N. Cohen
Title:	Secretary

/s/ JOHN W. BIRCHFIELD
John W. Birchfield

/s/ JAMES O. BIRCHFIELD
James O. Birchfield

/s/ CARL R. POHLAD
Carl R. Pohlad, Trustee Carl R. Pohlad Revocable Trust No. 1 UTA dated June 28, 1991 Carl R Pohlad Revocable Trust No. 2 UTA dated May 28, 1993

/s/ JAMES O. POHLAD
James O. Pohlad

/s/ ROBERT C. POHLAD
Robert C. Pohlad

/s/ WILLIAM M. POHLAD
William M. Pohlad